UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 22, 2015
(Date of earliest event reported)

PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On December 22, 2015, Paychex, Inc. (“Paychex”), announced it has completed the acquisition of Advance Partners, a leading provider of integrated financial, operational, and strategic services to support independent staffing firms. The Cleveland, Ohio-based company offers customizable solutions to the temporary staffing industry, including payroll funding and outsourcing services, which include payroll, invoicing, and tax preparation. Advance Partners will operate as a wholly owned subsidiary of Paychex. The terms of the acquisition were not disclosed.

On December 22, 2015, Paychex issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the completion of this acquisition.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit relating to Item 8.01 of this Current Report on Form 8-K is furnished herewith:

Exhibit 99.1         Press Release of Paychex, Inc. dated December 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	December 22, 2015	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

Date:	December 22, 2015	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and
Treasurer